SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 1, 2005
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                     000-161570                65-0008442
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(State of other Jurisdiction      (Commission file no.)        (IRS employer
      of incorporation)                                      identification no.)


     48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ               07446
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        (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (201-760-6306)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01.  Entry into a Material Definitive Agreement

         On September 1, 2005, we entered into an Independent Consulting Agreement (the "Agreement") with Lomond International, Inc., an unrelated North Carolina corporation (the "Consultant"), pursuant to which the Consultant agreed to provide certain specified business advisory services for a period of one year. As compensation for such services, we agreed to sell to the Consultant, as a commencement bonus, a warrant to purchase 50,000 shares of the Company's common stock with an exercise price of $2.50 per share, and an expiration date of March 31, 2009, for an aggregate purchase price of $2,500.00. The warrant will participate in all forward and reverse stock splits and stock dividends and will have a one-time piggy-back registration right on the warrant and the shares of common stock underlying the warrant. The Agreement also provides for the payment of specified finder's fees to the Consultant if we consummate a financing, merger or strategic or business relationship with a party introduced to us by the Consultant and not otherwise known to us.

Item 3.02.  Unregistered Sales of Equity Securities

         On September 1, 2005, we agreed to sell to the Consultant, an accredited investor, a warrant to purchase 50,000 shares of the Company's common stock with an exercise price of $2.50 per share, and an expiration date of March 31, 2009, for an aggregate purchase price of $2,500.00. The warrant was issued as a commencement bonus and is not refundable. The closing bid price of a share of our common stock on the OTC Bulletin Board on September 1, 2005 was $2.00 per share.


Item 9.01.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  Number            Description
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                  4.1               Business Advisory Agreement, dated September
                                    1, 2005, between the Registrant and Lomond
                                    International, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VELOCITY ASSET MANAGEMENT, INC.



                                            /s/ JOHN C. KLEINERT
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                                            John C. Kleinert
                                            Chief Executive Officer


                            Dated: September 7, 2005